UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-05719

BNY Mellon Stock Index Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	12/31
Date of reporting period:	12/31/2019

FORM N-CSR

Item 1.             Reports to Stockholders.

BNY Mellon Stock Index Fund, Inc.

ANNUAL REPORT December 31, 2019

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

F O R  M O R E  I N F O R M AT I O N

Back Cover

BNY Mellon Stock Index Fund, Inc.	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this annual report for BNY Mellon Stock Index Fund, Inc. (formerly, Dreyfus Stock Index Fund, Inc.), covering the 12-month period from January 1, 2019 through December 31, 2019. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

In January 2019, a pivot in stance from the U.S. Federal Reserve (the “Fed”) helped stimulate a rebound across equity markets that continued into the second quarter of the year. However, escalating trade tensions disrupted equity markets in May. The dip was short-lived, as markets rose once again in June and July of 2019, when a trade deal appeared more likely and the pace of U.S. economic growth remained steady. Nevertheless, concerns continued to emerge over slowing global growth, resulting in bouts of market volatility in August 2019. Stocks rebounded in September and continued an upward path through most of October 2019, bolstered by central bank policy and consistent consumer spending. The rally generally continued through the end of the period, supported in part by an announcement from President Trump that the first phase of a trade deal with China was in process. U.S. equity markets reached new highs during the final months of the period.

In fixed-income markets, the year began with a recovery from the prior months’ volatility. After the Fed’s supportive statements in January 2019, other developed-market central banks followed suit and reiterated their abilities to buttress flagging growth rates by continuing accommodative policies. The Fed cut rates in July, September and October 2019, for a total 75 basis point reduction in the federal funds rate during the 12 months. Rates across much of the Treasury curve saw a slight increase during the month of November, and the long end of the curve rose in December. The yield curve steepened during the latter portion of the period. However, demand for fixed-income instruments during the year was strong, which helped to support positive bond market returns.

We believe that over the near term, the outlook for the U.S. remains positive, but we will monitor relevant data for any signs of a change. As always, we encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
January 15, 2020

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from January 1, 2019 through December 31, 2019, as provided by Thomas J. Durante, CFA, Karen Q. Wong, CFA, and Richard A. Brown, CFA, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended December 31, 2019, BNY Mellon Stock Index Fund, Inc.’s (formerly, Dreyfus Stock Index Fund, Inc.) Initial Shares produced a total return of 31.18%, and its Service Shares produced a total return of 30.84%.1 In comparison, the S&P 500® Index (the “Index”), the fund’s benchmark, produced a total return of 31.46% for the same period.2,3

U.S. equities gained over the reporting period, in an environment of moderate economic growth and supportive central bank policy. The difference in returns between the fund and the Index was primarily the result of transaction costs and operating expenses that are not reflected in the Index’s results.

The Fund’s Investment Approach

The fund seeks to match the total return of the Index. To pursue its goal, the fund generally is fully invested in stocks included in the Index. The fund generally invests in all 500 stocks in the Index in proportion to their weighting in the Index. The fund may also use stock index futures contracts, whose performance is tied to the Index, or invest in exchange-traded funds, typically when the fund’s available cash balances cannot otherwise be efficiently or effectively invested directly.

Markets Pivot on Central Bank Statements and Trade Policy

January 2019 marked a turnaround in the markets. Talk of a potential trade deal between the U.S. and China helped fuel investor optimism, as equity prices recovered from fourth quarter 2018 volatility. At its first meeting of the year, the Federal Reserve (the “Fed”) emphasized its focus on data as a primary driver for rate-hike decisions, and its ability to suspend additional rate increases when the data is not supportive. These sentiments reassured investors of central bankers’ commitments to support flagging growth. In addition, the European Central Bank announced it would provide additional stimulus to support the eurozone economy. China also announced plans to stoke its slowing economic growth rate. The rebound continued throughout the month of January 2019, and equity markets maintained an upward trajectory through April 2019. However, renewed trade tensions between the U.S. and China in May caused stocks to pull back once again. The dip was short-lived, as markets rose once again in June.

However, concerns over slowing economic growth continued, and inflation floundered. The Fed decided to provide additional stimulus by cutting the federal funds rate. It did so three times during the period, each time by 25 basis points. These cuts occurred in July, September and October. Supported by rate cuts, moderate economic growth and optimism regarding a preliminary trade agreement with China, equity markets went on to post solid gains during the last several months of the year.

According to the S&P family of indices, large-cap stocks generally outperformed their mid- and small-cap counterparts during the period.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

Technology Companies Led U.S. Large-Cap Markets

During the reporting period, the S&P 500 Index posted strong results. All sectors within the Index posted positive returns. Information technology was the best performing sector in the Index. Semiconductor and semiconductor equipment companies were particularly strong performers. Technologies such as cloud computing and autonomous vehicles supported demand for these chips. In addition, the rollout of 5G technology also provided an additional market for many products manufactured by chip makers and other technology companies. Elsewhere in the sector, payments processing companies, such as Mastercard and Visa, were among the top performers. Apple drove sector returns. The financials sector was a standout performer. Banks benefited from the low rate environment, high refinancing activity and low loan default rates. The Fed’s cuts to the federal funds rate helped banks by reducing the costs associated with overnight lending, as did high deposit rates from consumers, which reduced banks’ need to borrow. Many U.S. banks also passed federal stress tests, contributing to rising market values of banks. The communication services sector benefited from stock performance in the interactive media industry. Companies such as Facebook, Alphabet and TripAdvisor helped lead the market. These companies have access to wide audiences and are capable of advertising to large quantities of people. In addition, telecommunication companies, particularly those investing in satellite technology and streaming services, enjoyed strong results.

Some sectors lagged the broader market during the period. In the materials sector, construction materials and metals and mining companies experienced constrained results. Concerns about growth rates in China hurt the demand for metals stocks. A comparatively strong dollar also helped to reduce demand for these U.S. products overseas. Health care companies also tended to lag the broader market. Ongoing discussions over drug prices and health care provided a headwind for the stock prices of many health care providers and pharmaceuticals companies during parts of the year. In addition, the strong dollar hurt exports of drugs to many emerging- markets consumers. Lastly, energy companies, particularly exploration and production companies, lagged the broader market, due to soft oil prices during the period, and depressed company returns. Natural gas companies also saw low production rates during the period.

Replicating the Performance of the Index

Although we do not actively manage the fund’s investments in response to macroeconomic trends, it is worth noting that the U.S. economy remains supported by a strong labor market and sound corporate balance sheets. However, the market’s currently constructive conditions could be undermined by unexpected political and economic developments. As always, we have continued to monitor the factors considered by the fund’s investments.

January 15, 2020

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.

2 Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

3 “Standard & Poor’s®,” “S&P®,” “Standard & Poor’s 500™,”and “S&P 500®” are trademarks of Standard & Poor’s Financial Services LLC (“Standard & Poor’s”) and have been licensed for use by the fund. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s does not make any representation regarding the advisability of investing in the fund.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals. The investment objective and policies of BNY Mellon Stock Index Fund, Inc. made available through insurance products may be similar to those of other funds managed by BNY Mellon Investment Adviser, Inc. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other BNY Mellon Investment Adviser, Inc. fund.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Initial shares and Service shares of BNY Mellon Stock Index Fund, Inc. with a hypothetical investment of $10,000 in the S&P 500® Index (the “Index”)

† Source: Lipper Inc.

Past performance is not predictive of future performance. The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.

The above graph compares a hypothetical investment of $10,000 made in Initial and Service shares of BNY Mellon Stock Index Fund, Inc. on 12/31/09 to a hypothetical investment of $10,000 made in the Index on that date.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses. The Index is widely regarded as the best single gauge of large-cap U.S. equities. The Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 12/31/19
	1 Year	5 Years	10 Years
Initial shares	31.18%	11.42%	13.29%
Service shares	30.84%	11.15%	13.01%
S&P 500® Index	31.46%	11.69%	13.55%

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.bnymellonim.com/us for the fund’s most recent month-end returns.

The fund’s Initial shares are not subject to a Rule 12b-1 fee. The fund’s Service shares are subject to a 0.25% annual Rule 12b-1 fee. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Stock Index Fund, Inc. from July 1, 2019 to December 31, 2019. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended December 31, 2019

	Initial Shares	Service Shares
Expense paid per $1,000†	$1.43	$2.76
Ending value (after expenses)	$1,107.80	$1,106.50

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended December 31, 2019

	Initial Shares	Service Shares
Expense paid per $1,000†	$1.38	$2.65
Ending value (after expenses)	$1,023.84	$1,022.58

†Expenses are equal to the fund’s annualized expense ratio of .27% for Initial Shares and .52% for Service Shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

December 31, 2019

Description	Shares		Value ($)
Common Stocks - 98.5%
Automobiles & Components - .4%
Aptiv	25,138		2,387,356
BorgWarner	19,611		850,725
Ford Motor	380,375		3,537,487
General Motors	122,153		4,470,800
Harley-Davidson	15,341	[a]	570,532
			11,816,900
Banks - 5.6%
Bank of America	789,018		27,789,214
Citigroup	213,165		17,029,752
Citizens Financial Group	42,866		1,740,788
Comerica	14,329		1,028,106
Fifth Third Bancorp	71,140		2,186,844
First Republic Bank	16,314	[a]	1,916,079
Huntington Bancshares	105,000		1,583,400
JPMorgan Chase & Co.	305,405		42,573,457
KeyCorp	99,628		2,016,471
M&T Bank	12,962		2,200,299
People's United Financial	42,625		720,363
Regions Financial	94,852		1,627,660
SVB Financial Group	5,106	[b]	1,281,810
The PNC Financial Services Group	42,713		6,818,276
Truist Financial	130,338		7,340,636
U.S. Bancorp	139,349		8,262,002
Wells Fargo & Co.	375,467		20,200,125
Zions Bancorp	16,893	[a]	877,085
			147,192,367
Capital Goods - 6.3%
3M	55,850		9,853,057
A.O. Smith	14,483		689,970
Allegion	8,759		1,090,846
AMETEK	21,772		2,171,539
Arconic	37,822		1,163,783
Caterpillar	53,965		7,969,551
Cummins	15,176		2,715,897
Deere & Co.	30,623		5,305,741
Dover	14,604		1,683,257
Eaton	40,459		3,832,276
Emerson Electric	59,837		4,563,170
Fastenal	55,380		2,046,291
Flowserve	13,523		673,040
Fortive	28,424		2,171,309

Description	Shares		Value ($)
Common Stocks - 98.5% (continued)
Capital Goods - 6.3% (continued)
Fortune Brands Home & Security	13,088		855,170
General Dynamics	23,020		4,059,577
General Electric	846,751		9,449,741
Honeywell International	69,577		12,315,129
Huntington Ingalls Industries	4,050		1,016,064
IDEX	7,267		1,249,924
Illinois Tool Works	28,584		5,134,544
Ingersoll-Rand	23,416		3,112,455
Jacobs Engineering Group	12,902		1,158,987
Johnson Controls International	75,872		3,088,749
L3Harris Technologies	21,333		4,221,161
Lockheed Martin	24,048		9,363,810
Masco	27,338		1,311,951
Northrop Grumman	15,366		5,285,443
PACCAR	34,087		2,696,282
Parker-Hannifin	12,713		2,616,590
Pentair	15,827		725,984
Quanta Services	13,584		553,005
Raytheon	27,030		5,939,572
Rockwell Automation	11,312		2,292,603
Roper Technologies	9,956		3,526,714
Snap-on	5,356	[a]	907,306
Stanley Black & Decker	14,661		2,429,914
Textron	23,448		1,045,781
The Boeing Company	51,935		16,918,346
TransDigm Group	4,720	[a]	2,643,200
United Rentals	7,291	[b]	1,215,920
United Technologies	78,391		11,739,836
W.W. Grainger	4,475		1,514,877
Westinghouse Air Brake Technologies	17,409		1,354,420
Xylem	16,898		1,331,393
			167,004,175
Commercial & Professional Services - .7%
Cintas	8,334		2,242,513
Copart	19,568	[b]	1,779,514
Equifax	11,489		1,609,839
IHS Markit	38,396	[b]	2,893,139
Nielsen Holdings	32,535		660,461
Republic Services	20,661		1,851,845
Robert Half International	12,434	[a]	785,207
Rollins	13,864	[a]	459,730
Verisk Analytics	15,984		2,387,051

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 98.5% (continued)
Commercial & Professional Services - .7% (continued)
Waste Management	38,112		4,343,244
			19,012,543
Consumer Durables & Apparel - 1.2%
Capri Holdings	13,970	[a,b]	532,956
D.R. Horton	31,838		1,679,455
Garmin	13,756		1,342,035
Hanesbrands	34,088	[a]	506,207
Hasbro	12,215		1,290,026
Leggett & Platt	13,562	[a]	689,356
Lennar, Cl. A	28,351		1,581,702
Mohawk Industries	5,952	[b]	811,734
Newell Brands	40,827	[a]	784,695
NIKE, Cl. B	120,911		12,249,493
NVR	334	[b]	1,272,009
PulteGroup	24,899		966,081
PVH	7,721		811,863
Ralph Lauren	5,045		591,375
Tapestry	26,775		722,122
Under Armour, Cl. A	16,914	[a,b]	365,342
Under Armour, Cl. C	16,990	[a,b]	325,868
VF	31,457		3,135,005
Whirlpool	6,224	[a]	918,227
			30,575,551
Consumer Services - 1.9%
Carnival	38,151		1,939,215
Chipotle Mexican Grill	2,437	[b]	2,040,037
Darden Restaurants	12,205		1,330,467
H&R Block	20,599	[a]	483,665
Hilton Worldwide Holdings	27,704		3,072,651
Las Vegas Sands	32,628		2,252,637
Marriott International, Cl. A	26,407		3,998,812
McDonald's	73,556		14,535,401
MGM Resorts International	49,579		1,649,493
Norwegian Cruise Line Holdings	20,819	[b]	1,216,038
Royal Caribbean Cruises	16,660		2,224,277
Starbucks	115,141		10,123,197
Wynn Resorts	9,461		1,313,849
Yum! Brands	29,195		2,940,812
			49,120,551
Diversified Financials - 5.0%
American Express	65,823		8,194,305
Ameriprise Financial	12,495		2,081,417
Berkshire Hathaway, Cl. B	190,077	[b]	43,052,440

Description	Shares		Value ($)
Common Stocks - 98.5% (continued)
Diversified Financials - 5.0% (continued)
BlackRock	11,409		5,735,304
Capital One Financial	45,942		4,727,891
Cboe Global Markets	10,539		1,264,680
CME Group	34,757		6,976,425
Discover Financial Services	30,765		2,609,487
E*TRADE Financial	22,771		1,033,120
Franklin Resources	28,607	[a]	743,210
Intercontinental Exchange	54,306		5,026,020
Invesco	37,067		666,465
MarketAxess Holdings	3,617		1,371,241
Moody's	15,805		3,752,265
Morgan Stanley	120,176		6,143,397
MSCI	8,216		2,121,207
Nasdaq	11,253		1,205,196
Northern Trust	20,899		2,220,310
Raymond James Financial	12,526		1,120,576
S&P Global	23,592		6,441,796
State Street	35,663		2,820,943
Synchrony Financial	59,387		2,138,526
T. Rowe Price Group	22,953		2,796,594
The Bank of New York Mellon	81,916		4,122,832
The Charles Schwab	111,473		5,301,656
The Goldman Sachs Group	31,082		7,146,684
			130,813,987
Energy - 4.3%
Apache	36,754	[a]	940,535
Baker Hughes	62,685		1,606,617
Cabot Oil & Gas	41,368		720,217
Chevron	183,666		22,133,590
Cimarex Energy	8,743		458,920
Concho Resources	19,447		1,702,974
ConocoPhillips	107,031		6,960,226
Devon Energy	38,703		1,005,117
Diamondback Energy	15,679		1,455,952
EOG Resources	56,051		4,694,832
Exxon Mobil	411,102		28,686,698
Halliburton	83,480		2,042,756
Helmerich & Payne	10,009		454,709
Hess	24,946		1,666,642
HollyFrontier	15,257		773,682
Kinder Morgan	187,577		3,971,005
Marathon Oil	83,404		1,132,626
Marathon Petroleum	63,422		3,821,175

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 98.5% (continued)
Energy - 4.3% (continued)
National Oilwell Varco	36,875		923,719
Noble Energy	46,928	[a]	1,165,692
Occidental Petroleum	86,974		3,584,199
ONEOK	39,719		3,005,537
Phillips 66	43,160		4,808,456
Pioneer Natural Resources	16,413		2,484,436
Schlumberger	133,114		5,351,183
TechnipFMC	42,561		912,508
The Williams Companies	117,434		2,785,534
Valero Energy	40,148		3,759,860
			113,009,397
Food & Staples Retailing - 1.5%
Costco Wholesale	42,904		12,610,344
Sysco	49,376		4,223,623
The Kroger Company	77,595		2,249,479
Walgreens Boots Alliance	73,696		4,345,116
Walmart	137,442		16,333,607
			39,762,169
Food, Beverage & Tobacco - 3.7%
Altria Group	181,339		9,050,629
Archer-Daniels-Midland	54,408		2,521,811
Brown-Forman, Cl. B	17,426	[a]	1,177,998
Campbell Soup	16,559	[a]	818,346
Conagra Brands	46,939		1,607,191
Constellation Brands, Cl. A	15,936		3,023,856
General Mills	58,607		3,138,991
Hormel Foods	26,601	[a]	1,199,971
Kellogg	24,614	[a]	1,702,304
Lamb Weston Holdings	13,916		1,197,193
McCormick & Co.	11,656	[a]	1,978,373
Molson Coors Beverage, Cl. B	17,922		965,996
Mondelez International, Cl. A	139,795		7,699,909
Monster Beverage	37,648	[b]	2,392,530
PepsiCo	135,094		18,463,297
Philip Morris International	151,082		12,855,567
The Coca-Cola Company	374,575		20,732,726
The Hershey Company	14,348		2,108,869
The J.M. Smucker Company	11,004	[a]	1,145,847
The Kraft Heinz Company	58,974		1,894,835
Tyson Foods, Cl. A	28,200		2,567,328
			98,243,567
Health Care Equipment & Services - 6.4%
Abbott Laboratories	171,061		14,858,358

Description	Shares		Value ($)
Common Stocks - 98.5% (continued)
Health Care Equipment & Services - 6.4% (continued)
ABIOMED	4,354	[b]	742,749
Align Technology	6,953	[b]	1,940,165
AmerisourceBergen	15,169	[a]	1,289,668
Anthem	24,791		7,487,626
Baxter International	49,133		4,108,501
Becton Dickinson and Co.	26,259		7,141,660
Boston Scientific	135,320	[b]	6,119,170
Cardinal Health	28,800	[a]	1,456,704
Centene	39,712	[a,b]	2,496,693
Cerner	30,823		2,262,100
Cigna	36,409		7,445,276
CVS Health	126,093		9,367,449
Danaher	61,774	[a]	9,481,074
DaVita	9,676	[a,b]	725,990
Dentsply Sirona	22,663		1,282,499
Edwards Lifesciences	20,046	[b]	4,676,531
HCA Healthcare	25,654		3,791,918
Henry Schein	14,504	[a,b]	967,707
Hologic	26,828	[b]	1,400,690
Humana	12,922		4,736,171
IDEXX Laboratories	8,425	[b]	2,200,020
Intuitive Surgical	11,209	[b]	6,626,200
Laboratory Corporation of America Holdings	9,280	[b]	1,569,898
McKesson	17,967		2,485,195
Medtronic	129,747		14,719,797
Quest Diagnostics	12,828		1,369,902
ResMed	13,894		2,153,153
STERIS	7,749		1,181,103
Stryker	30,974		6,502,682
Teleflex	4,405		1,658,218
The Cooper Companies	4,705		1,511,669
UnitedHealth Group	92,043		27,058,801
Universal Health Services, Cl. B	8,067		1,157,292
Varian Medical Systems	9,102	[b]	1,292,575
WellCare Health Plans	4,840	[b]	1,598,216
Zimmer Biomet Holdings	19,850		2,971,148
			169,834,568
Household & Personal Products - 1.9%
Church & Dwight	23,552		1,656,648
Colgate-Palmolive	83,378		5,739,742
Coty, Cl. A	31,079	[a]	349,639
Kimberly-Clark	33,032		4,543,552

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 98.5% (continued)
Household & Personal Products - 1.9% (continued)
The Clorox Company	12,395		1,903,128
The Estee Lauder Companies, Cl. A	21,586		4,458,372
The Procter & Gamble Company	241,904		30,213,810
			48,864,891
Insurance - 2.3%
Aflac	71,285		3,770,976
American International Group	84,529		4,338,874
Aon	23,076		4,806,500
Arthur J. Gallagher & Co.	17,897		1,704,331
Assurant	5,877		770,357
Chubb	44,149		6,872,233
Cincinnati Financial	14,383		1,512,372
Everest Re Group	4,026		1,114,558
Globe Life	9,670		1,017,768
Lincoln National	19,958		1,177,722
Loews	25,862		1,357,496
Marsh & McLennan	49,631		5,529,390
MetLife	76,495		3,898,950
Principal Financial Group	25,673		1,412,015
Prudential Financial	38,820		3,638,987
The Allstate	31,790		3,574,785
The Hartford Financial Services Group	35,012		2,127,679
The Progressive	56,641		4,100,242
The Travelers Companies	25,447		3,484,967
Unum Group	21,629		630,702
Willis Towers Watson	12,545		2,533,337
WR Berkley	13,911	[a]	961,250
			60,335,491
Materials - 2.6%
Air Products & Chemicals	21,268		4,997,767
Albemarle	10,159	[a]	742,013
Amcor	156,656	[a]	1,698,151
Avery Dennison	8,174		1,069,323
Ball	32,518		2,102,939
Celanese	11,858		1,459,957
CF Industries Holdings	20,514		979,338
Corteva	72,854		2,153,564
Dow	72,870		3,988,175
DuPont de Nemours	72,863		4,677,805
Eastman Chemical	13,764		1,090,935
Ecolab	24,359		4,701,043
FMC	12,626		1,260,327
Freeport-McMoRan	140,492		1,843,255

Description	Shares		Value ($)
Common Stocks - 98.5% (continued)
Materials - 2.6% (continued)
International Flavors & Fragrances	10,257	[a]	1,323,358
International Paper	37,447		1,724,434
Linde	52,227		11,119,128
LyondellBasell Industries, Cl. A	25,168		2,377,873
Martin Marietta Materials	5,913		1,653,511
Newmont Goldcorp	79,286		3,444,977
Nucor	30,626		1,723,631
Packaging Corp. of America	9,232	[a]	1,033,892
PPG Industries	23,130		3,087,624
Sealed Air	14,502		577,615
The Mosaic Company	33,778		730,956
The Sherwin-Williams Company	7,955		4,642,061
Vulcan Materials	12,712		1,830,401
WestRock	25,043		1,074,595
			69,108,648
Media & Entertainment - 8.1%
Activision Blizzard	74,278		4,413,599
Alphabet, Cl. A	29,112	[b]	38,992,322
Alphabet, Cl. C	29,101	[b]	38,908,619
Charter Communications, Cl. A	15,340	[b]	7,441,127
Comcast, Cl. A	441,045		19,833,794
Discovery, Cl. A	14,333	[a,b]	469,262
Discovery, Cl. C	34,944	[b]	1,065,443
DISH Network, Cl. A	23,159	[b]	821,450
Electronic Arts	28,551	[b]	3,069,518
Facebook, Cl. A	233,808	[b]	47,989,092
Fox, Cl. A	33,690		1,248,888
Fox, Cl. B	15,868		577,595
Live Nation Entertainment	12,512	[b]	894,233
Netflix	42,379	[b]	13,712,573
News Corp., Cl. A	36,334		513,763
News Corp., Cl. B	9,746	[a]	141,414
Omnicom Group	21,152	[a]	1,713,735
Take-Two Interactive Software	11,051	[b]	1,352,974
The Interpublic Group of Companies	35,615	[a]	822,707
The Walt Disney Company	175,068		25,320,085
Twitter	74,339	[b]	2,382,565
ViacomCBS, Cl. B	53,761		2,256,349
			213,941,107
Pharmaceuticals Biotechnology & Life Sciences - 7.5%
AbbVie	142,987		12,660,069
Agilent Technologies	30,733		2,621,832
Alexion Pharmaceuticals	21,733	[b]	2,350,424

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 98.5% (continued)
Pharmaceuticals Biotechnology & Life Sciences - 7.5% (continued)
Allergan	31,595		6,040,016
Amgen	57,833		13,941,801
Biogen	17,617	[b]	5,227,492
Bristol-Myers Squibb	227,478		14,601,813
Eli Lilly & Co.	82,366		10,825,363
Gilead Sciences	122,237		7,942,960
Illumina	14,263	[b]	4,731,608
Incyte	16,915	[b]	1,477,018
IQVIA Holdings	17,375	[b]	2,684,611
Johnson & Johnson	256,174		37,368,101
Merck & Co.	248,217		22,575,336
Mettler-Toledo International	2,458	[b]	1,949,882
Mylan	48,602	[b]	976,900
PerkinElmer	10,394	[a]	1,009,257
Perrigo	13,029	[a]	673,078
Pfizer	537,655		21,065,323
Regeneron Pharmaceuticals	7,621	[b]	2,861,533
Thermo Fisher Scientific	38,760		12,591,961
Vertex Pharmaceuticals	24,672	[b]	5,401,934
Waters	6,512	[b]	1,521,529
Zoetis	46,247		6,120,790
			199,220,631
Real Estate - 2.9%
Alexandria Real Estate Equities	10,841	[c]	1,751,689
American Tower	42,942	[c]	9,868,930
Apartment Investment & Management, Cl. A	14,738	[c]	761,218
AvalonBay Communities	13,365	[c]	2,802,640
Boston Properties	14,020	[c]	1,932,797
CBRE Group, Cl. A	32,385	[b]	1,984,877
Crown Castle International	39,983	[c]	5,683,583
Digital Realty Trust	19,798	[a,c]	2,370,613
Duke Realty	34,773	[c]	1,205,580
Equinix	8,276	[c]	4,830,701
Equity Residential	33,949	[c]	2,747,153
Essex Property Trust	6,406	[c]	1,927,309
Extra Space Storage	12,324	[c]	1,301,661
Federal Realty Investment Trust	7,039	[c]	906,130
Healthpeak Properties	47,306	[c]	1,630,638
Host Hotels & Resorts	71,740	[c]	1,330,777
Iron Mountain	27,062	[a,c]	862,466
Kimco Realty	40,544	[a,c]	839,666

Description	Shares		Value ($)
Common Stocks - 98.5% (continued)
Real Estate - 2.9% (continued)
Mid-America Apartment Communities	10,982	[c]	1,448,087
Prologis	60,900	[c]	5,428,626
Public Storage	14,486	[c]	3,084,939
Realty Income	31,557	[c]	2,323,542
Regency Centers	16,399	[c]	1,034,613
SBA Communications	10,849	[c]	2,614,501
Simon Property Group	29,865	[c]	4,448,690
SL Green Realty	8,687	[c]	798,162
UDR	28,172	[c]	1,315,632
Ventas	35,704	[c]	2,061,549
Vornado Realty Trust	15,485	[c]	1,029,753
Welltower	39,152	[c]	3,201,851
Weyerhaeuser	72,410	[c]	2,186,782
			75,715,155
Retailing - 6.1%
Advance Auto Parts	6,934		1,110,549
Amazon.com	40,454	[b]	74,752,519
AutoZone	2,333	[b]	2,779,326
Best Buy	22,663		1,989,811
Booking Holdings	4,079	[b]	8,377,165
CarMax	16,326	[a,b]	1,431,300
Dollar General	25,204		3,931,320
Dollar Tree	23,040	[a,b]	2,166,912
eBay	74,807		2,701,281
Expedia Group	13,420		1,451,239
Genuine Parts	13,629		1,447,809
Kohl's	15,638	[a]	796,756
L Brands	21,095		382,241
LKQ	29,347	[b]	1,047,688
Lowe's	74,648		8,939,844
Macy's	29,988		509,796
Nordstrom	11,477	[a]	469,754
O'Reilly Automotive	7,437	[b]	3,259,340
Ross Stores	35,395		4,120,686
Target	49,024		6,285,367
The Gap	19,500	[a]	344,760
The Home Depot	106,081		23,165,969
The TJX Companies	118,120		7,212,407
Tiffany & Co.	10,062		1,344,786
Tractor Supply	11,426		1,067,645
Ulta Beauty	5,371	[a,b]	1,359,615
			162,445,885

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 98.5% (continued)
Semiconductors & Semiconductor Equipment - 4.2%
Advanced Micro Devices	107,737	[a,b]	4,940,819
Analog Devices	35,946		4,271,823
Applied Materials	89,497		5,462,897
Broadcom	38,509		12,169,614
Intel	424,119		25,383,522
KLA	15,451		2,752,905
Lam Research	14,058		4,110,559
Maxim Integrated Products	26,447		1,626,755
Microchip Technology	23,051	[a]	2,413,901
Micron Technology	108,049	[b]	5,810,875
NVIDIA	59,453		13,989,291
Qorvo	10,895	[b]	1,266,326
Qualcomm	111,191		9,810,382
Skyworks Solutions	16,985		2,053,147
Texas Instruments	90,488		11,608,706
Xilinx	24,431		2,388,619
			110,060,141
Software & Services - 12.3%
Accenture, Cl. A	61,388		12,926,471
Adobe	46,997	[b]	15,500,081
Akamai Technologies	15,907	[b]	1,374,047
Alliance Data Systems	4,037		452,951
ANSYS	8,392	[b]	2,160,185
Autodesk	21,269	[b]	3,902,011
Automatic Data Processing	42,115		7,180,607
Broadridge Financial Solutions	11,453		1,414,904
Cadence Design Systems	27,003	[b]	1,872,928
Citrix Systems	12,042		1,335,458
Cognizant Technology Solutions, Cl. A	53,651		3,327,435
DXC Technology	26,162		983,430
Fidelity National Information Services	59,293		8,247,063
Fiserv	55,128	[b]	6,374,451
FleetCor Technologies	8,349	[b]	2,402,174
Fortinet	13,767	[b]	1,469,765
Gartner	8,783	[b]	1,353,460
Global Payments	29,011		5,296,248
International Business Machines	86,010		11,528,780
Intuit	25,032		6,556,632
Jack Henry & Associates	7,339		1,069,072
Leidos Holdings	12,424		1,216,185
Mastercard, Cl. A	86,362		25,786,830
Microsoft	741,350		116,910,895
Nortonlifelock	55,477		1,415,773

Description	Shares		Value ($)
Common Stocks - 98.5% (continued)
Software & Services - 12.3% (continued)
Oracle	211,397		11,199,813
Paychex	30,744		2,615,085
PayPal Holdings	113,887	[b]	12,319,157
Salesforce.com	86,055	[b]	13,995,985
ServiceNow	18,121	[b]	5,115,921
Synopsys	14,615	[b]	2,034,408
The Western Union Company	41,493	[a]	1,111,183
Verisign	10,408	[b]	2,005,413
Visa, Cl. A	166,576	[a]	31,299,630
			323,754,431
Technology Hardware & Equipment - 6.4%
Amphenol, Cl. A	28,682		3,104,253
Apple	406,238		119,291,789
Arista Networks	4,972	[b]	1,011,305
CDW	13,909		1,986,762
Cisco Systems	412,806		19,798,176
Corning	77,539		2,257,160
F5 Networks	6,076	[b]	848,513
FLIR Systems	13,035		678,732
Hewlett Packard Enterprise	126,764		2,010,477
HP	147,001		3,020,871
IPG Photonics	3,631	[a,b]	526,205
Juniper Networks	33,390		822,396
Keysight Technologies	17,807	[b]	1,827,532
Motorola Solutions	16,584		2,672,346
NetApp	22,627		1,408,531
Seagate Technology	23,527		1,399,857
TE Connectivity	32,041		3,070,809
Western Digital	28,434		1,804,706
Xerox Holdings	17,746		654,295
Zebra Technologies, Cl. A	4,947	[b]	1,263,662
			169,458,377
Telecommunication Services - 2.1%
AT&T	709,775		27,738,007
CenturyLink	92,857	[a]	1,226,641
T-Mobile US	30,449	[b]	2,387,811
Verizon Communications	401,841		24,673,037
			56,025,496
Transportation - 1.9%
Alaska Air Group	11,811	[a]	800,195
American Airlines Group	40,267	[a]	1,154,858
CH Robinson Worldwide	12,988	[a]	1,015,662
CSX	75,858		5,489,085

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 98.5% (continued)
Transportation - 1.9% (continued)
Delta Air Lines	56,248		3,289,383
Expeditors International of Washington	16,353		1,275,861
FedEx	23,176		3,504,443
J.B. Hunt Transport Services	8,273		966,121
Kansas City Southern	9,423		1,443,227
Norfolk Southern	25,486		4,947,597
Old Dominion Freight Line	6,137		1,164,680
Southwest Airlines	46,439		2,506,777
Union Pacific	67,607		12,222,670
United Airlines Holdings	21,604	[b]	1,903,096
United Parcel Service, Cl. B	67,712		7,926,367
			49,610,022
Utilities - 3.2%
AES	64,148		1,276,545
Alliant Energy	23,207		1,269,887
Ameren	23,490		1,804,032
American Electric Power	47,859		4,523,154
American Water Works	17,152		2,107,123
Atmos Energy	11,178		1,250,371
CenterPoint Energy	47,561		1,296,988
CMS Energy	27,189		1,708,557
Consolidated Edison	31,626		2,861,204
Dominion Energy	79,433		6,578,641
DTE Energy	18,579		2,412,855
Duke Energy	70,105		6,394,277
Edison International	34,322		2,588,222
Entergy	19,156		2,294,889
Evergy	22,946		1,493,555
Eversource Energy	30,833	[a]	2,622,963
Exelon	93,659		4,269,914
FirstEnergy	51,952		2,524,867
NextEra Energy	47,258		11,443,997
NiSource	35,072		976,404
NRG Energy	24,777		984,886
Pinnacle West Capital	10,722		964,229
PPL	69,942		2,509,519
Public Service Enterprise Group	48,479		2,862,685
Sempra Energy	27,318		4,138,131
The Southern Company	101,060		6,437,522
WEC Energy Group	30,583		2,820,670
Xcel Energy	50,637	[a]	3,214,943
			85,631,030
Total Common Stocks (cost $781,333,697)			2,600,557,080

Description		Principal Amount ($)		Value ($)
Short-Term Investments - .0%
U.S. Treasury Bills - .0%
1.54%, 3/12/20 (cost $1,207,387)		1,211,000	[d,e]	1,207,474
	1-Day Yield (%)	Shares
Investment Companies - 1.3%
Registered Investment Companies - 1.3%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $35,090,153)	1.60	35,090,153	[f]	35,090,153

Investment of Cash Collateral for Securities Loaned - .1%
Registered Investment Companies - .1%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $1,597,917)	1.60	1,597,917	[f]	1,597,917
Total Investments (cost $819,229,154)		99.9%		2,638,452,624
Cash and Receivables (Net)		.1%		3,154,284
Net Assets		100.0%		2,641,606,908

aSecurity, or portion thereof, on loan. At December 31, 2019, the value of the fund’s securities on loan was $103,687,481 and the value of the collateral was $105,470,041, consisting of cash collateral of $1,597,917 and U.S. Government & Agency securities valued at $103,872,124.
b Non-income producing security.
c Investment in real estate investment trust within the United States.
d Held by a counterparty for open exchange traded derivative contracts.
e Security is a discount security. Income is recognized through the accretion of discount.
f Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	22.9
Health Care	14.0
Financials	12.8
Communication Services	10.2
Consumer Discretionary	9.6
Industrials	8.9
Consumer Staples	7.1
Energy	4.3
Utilities	3.2
Real Estate	2.9
Materials	2.6
Investment Companies	1.4
Government	.0
99.9

† Based on net assets.
See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 12/31/18($)	Purchases($)	Sales($)	Value 12/31/19($)	Net Assets(%)	Dividends/ Distributions($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	44,784,965	344,426,625	354,121,437	35,090,153	1.3	353,820
Investment of Cash Collateral for Securities Loaded;
Dreyfus Institutional Preferred Government Plus Money Market Fund	528,028	43,121,085	42,051,196	1,597,917.1		-
Total	45,312,993	387,547,710	396,172,633	36,688,070	1.4	353,820

See notes to financial statements.

STATEMENT OF FUTURES

December 31, 2019

Description	Number of Contracts	Expiration	Notional Value ($)	Value ($)	Unrealized Appreciation ($)
Futures Long
Standard & Poor's 500 E-mini	238	3/20/2020	38,184,945	38,450,090	265,145
Gross Unrealized Appreciation				265,145

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $103,687,481)—Note 1(c):
Unaffiliated issuers	782,541,084	2,601,764,554
Affiliated issuers	36,688,070	36,688,070
Receivable for shares of Common Stock subscribed		3,904,607
Dividends, interest and securities lending income receivable		2,691,727
Receivable for futures variation margin—Note 4		87,461
Prepaid expenses		21,538
		2,645,157,957
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		586,116
Liability for securities on loan—Note 1(c)		1,597,917
Payable for shares of Common Stock redeemed		1,142,183
Directors’ fees and expenses payable		34,767
Interest payable—Note 2		603
Other accrued expenses		189,463
		3,551,049
Net Assets ($)		2,641,606,908
Composition of Net Assets ($):
Paid-in capital		687,516,306
Total distributable earnings (loss)		1,954,090,602
Net Assets ($)		2,641,606,908

Net Asset Value Per Share	Initial Shares	Service Shares
Net Assets ($)	2,447,497,824	194,109,084
Shares Outstanding	40,824,119	3,233,349
Net Asset Value Per Share ($)	59.95	60.03

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended December 31, 2019

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	49,517,278
Affiliated issuers	353,820
Income from securities lending—Note 1(c)	137,156
Interest	21,279
Total Income	50,029,533
Expenses:
Management fee—Note 3(a)	6,072,256
Distribution fees—Note 3(b)	471,333
Directors’ fees and expenses—Note 3(d)	227,843
Prospectus and shareholders’ reports	98,400
Professional fees	88,495
Loan commitment fees—Note 2	59,238
Chief Compliance Officer fees—Note 3(c)	11,793
Shareholder servicing costs—Note 3(c)	8,773
Interest expense—Note 2	3,935
Miscellaneous	106,350
Total Expenses	7,148,416
Investment Income—Net	42,881,117
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	160,542,751
Net realized gain (loss) on futures	6,051,173
Net Realized Gain (Loss)	166,593,924
Net change in unrealized appreciation (depreciation) on investments	456,042,762
Net change in unrealized appreciation (depreciation) on futures	192,309
Net Change in Unrealized Appreciation (Depreciation)	456,235,071
Net Realized and Unrealized Gain (Loss) on Investments	622,828,995
Net Increase in Net Assets Resulting from Operations	665,710,112

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2019	2018
Operations ($):
Investment income—net	42,881,117	41,509,061
Net realized gain (loss) on investments	166,593,924	129,615,672
Net change in unrealized appreciation (depreciation) on investments	456,235,071	(268,012,379)
Net Increase (Decrease) in Net Assets Resulting from Operations	665,710,112	(96,887,646)
Distributions ($):
Distributions to shareholders:
Initial Shares	(156,170,011)	(91,983,099)
Service Shares	(12,524,591)	(7,398,303)
Total Distributions	(168,694,602)	(99,381,402)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Initial Shares	266,353,027	330,404,029
Service Shares	4,947,696	6,256,745
Distributions reinvested:
Initial Shares	156,170,011	91,983,099
Service Shares	12,524,591	7,398,303
Cost of shares redeemed:
Initial Shares	(523,772,325)	(496,870,696)
Service Shares	(33,540,704)	(34,698,540)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(117,317,704)	(95,527,060)
Total Increase (Decrease) in Net Assets	379,697,806	(291,796,108)
Net Assets ($):
Beginning of Period	2,261,909,102	2,553,705,210
End of Period	2,641,606,908	2,261,909,102
Capital Share Transactions (Shares):
Initial Shares
Shares sold	4,823,519	6,237,412
Shares issued for distributions reinvested	2,932,016	1,769,164
Shares redeemed	(9,589,995)	(9,197,291)
Net Increase (Decrease) in Shares Outstanding	(1,834,460)	(1,190,715)
Service Shares
Shares sold	93,755	115,243
Shares issued for distributions reinvested	235,292	142,206
Shares redeemed	(611,203)	(640,906)
Net Increase (Decrease) in Shares Outstanding	(282,156)	(383,457)

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts. These figures have been derived from the fund’s financial statements.

	Year Ended December 31,
Initial Shares	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	48.98	53.48	45.86	43.42	44.99
Investment Operations:
Investment income—net[a]	.96	.89	.85	.83	.80
Net realized and unrealized gain (loss) on investments	13.79	(3.27)	8.79	4.04	(.32)
Total from Investment Operations	14.75	(2.38)	9.64	4.87	.48
Distributions:
Dividends from investment income—net	(.95)	(.90)	(.85)	(.88)	(.81)
Dividends from net realized gain on investments	(2.83)	(1.22)	(1.17)	(1.55)	(1.24)
Total Distributions	(3.78)	(2.12)	(2.02)	(2.43)	(2.05)
Net asset value, end of period	59.95	48.98	53.48	45.86	43.42
Total Return (%)	31.18	(4.63)	21.53	11.71	1.11
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.27	.27	.27	.27	.27
Ratio of net expenses to average net assets	.27	.27	.27	.27	.27
Ratio of net investment income to average net assets	1.75	1.65	1.71	1.91	1.81
Portfolio Turnover Rate	2.94	3.69	2.90	3.87	3.74
Net Assets, end of period ($ x 1,000)	2,447,498	2,089,485	2,344,944	2,001,468	1,880,694

a Based on average shares outstanding.
See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Service Shares	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	49.05	53.54	45.91	43.47	45.03
Investment Operations:
Investment income—net[a]	.82	.76	.72	.72	.69
Net realized and unrealized gain (loss) on investments	13.80	(3.27)	8.81	4.04	(.31)
Total from Investment Operations	14.62	(2.51)	9.53	4.76	.38
Distributions:
Dividends from investment income—net	(.81)	(.76)	(.73)	(.77)	(.70)
Dividends from net realized gain on investments	(2.83)	(1.22)	(1.17)	(1.55)	(1.24)
Total Distributions	(3.64)	(1.98)	(1.90)	(2.32)	(1.94)
Net asset value, end of period	60.03	49.05	53.54	45.91	43.47
Total Return (%)	30.84	(4.85)	21.22	11.44	.86
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.52	.52	.52	.52	.52
Ratio of net expenses to average net assets	.52	.52	.52	.52	.52
Ratio of net investment income to average net assets	1.50	1.40	1.46	1.66	1.56
Portfolio Turnover Rate	2.94	3.69	2.90	3.87	3.74
Net Assets, end of period ($ x 1,000)	194,109	172,424	208,762	200,670	203,044

a Based on average shares outstanding.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Stock Index Fund, Inc. (the “fund”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), is a non-diversified open-end management investment company. The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The fund’s investment objective is to seek to match the total return of the S&P 500® Index. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Effective January 2, 2019, BNY Mellon Asset Management North America Corporation, a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, which serves as the fund’s index manager, was renamed Mellon Investments Corporation (the “Index Manager”).

Effective June 3, 2019, the fund changed its name from Dreyfus Stock Index Fund, Inc. to BNY Mellon Stock Index Fund, Inc. In addition, The Dreyfus Corporation, the fund’s investment adviser, changed its name to “BNY Mellon Investment Adviser, Inc.”, MBSC Securities Corporation, the fund’s distributor, changed its name to “BNY Mellon Securities Corporation” and Dreyfus Transfer, Inc., the fund’s transfer agent, changed its name to “BNY Mellon Transfer, Inc.”

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue 400 million shares of $.001 par value Common Stock in each of the following classes of shares: Initial shares (250 million shares authorized) and Service shares (150 million shares authorized). Initial shares are subject to a Shareholder Services Plan fee and Service shares are subject to a Distribution Plan fee. Each class of shares has identical rights and privileges, except with respect to the Distribution Plan, Shareholder Services Plan and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC

NOTES TO FINANCIAL STATEMENTS (continued)

registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by an independent pricing service (the “Service”) approved by the fund’s Board of Directors (the “Board”). These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general oversight of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

NOTES TO FINANCIAL STATEMENTS (continued)

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2019 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets ($)
Investment in Securities: †
Equity Securities- Common Stocks	2,600,557,080	-	-	2,600,557,080
Investment Companies	36,688,070	-	-	36,688,070
U.S. Treasury Securities	-	1,207,474	-	1,207,474
Other Financial Instruments;
Futures††	265,145	-	-	265,145

† See Statement of Investments for additional detailed categorizations, if any.
†† Amount shown represents unrealized appreciation at period end, but only variation margin on exchanged traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities..

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended December 31, 2019, The Bank of New York Mellon earned $28,970 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable

NOTES TO FINANCIAL STATEMENTS (continued)

provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2019, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2019, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended December 31, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2019, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $4,592,733, undistributed capital gains $160,461,215 and unrealized appreciation $1,788,904,694.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2019 and December 31, 2018 were as follows: ordinary income $42,207,571 and $45,258,635, and long-term capital gains $126,487,031 and $54,122,767, respectively.

(g) New Accounting Pronouncements: Effective June 1, 2019, the fund adopted Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. The adoption of ASU 2018-13 had no impact on the operations of the fund for the period ended December 31, 2019.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $1.030 billion unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $830 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is in amount equal to $200 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended December 31, 2019 was approximately $127,120 with a related weighted average annualized interest rate of 3.10%.

NOTE 3—Management Fee, Index-Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with the Adviser, the management fee is computed at the annual rate of .245% of the value of the fund’s average daily net assets and is payable monthly.

Pursuant to an index-management agreement (the “Index Agreement”), the Adviser has agreed to pay the Index Manager a monthly index-management fee at the annual rate of .095% of the value of the fund’s average daily net assets. Pursuant to the Index Agreement, the Index Manager pays the Custodian for its services to the fund.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing its shares, for servicing and/or maintaining Service shares’ shareholder accounts and for advertising and marketing for Service shares. The Distribution Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Distribution Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2019, Service shares were charged $471,333 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Initial shares reimburse the Distributor at an amount not to exceed an annual rate of .25% of the value of its average daily net assets for certain allocated expenses with respect to servicing and/or maintaining Initial shares’ shareholder accounts. During the period ended December 31, 2019, Initial shares were charged 7,226 pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. The fund had an arrangement with the custodian to receive earnings credits when positive cash balances were maintained, which were used to offset custody fees.

NOTES TO FINANCIAL STATEMENTS (continued)

Effective February 1, 2019, the arrangement with the custodian changed whereby the fund will no longer receive earnings credits to offset its custody fees and will receive interest income or overdraft fees going forward. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended December 31, 2019, the fund was charged $1,333 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

During the period ended December 31, 2019, the fund was charged $11,793 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $538,185, Distribution Plan fees of $40,800, Shareholder Services Plan fees of $1,000, Chief Compliance Officer fees of $3,261 and transfer agency fees of $2,870.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and futures, during the period ended December 31, 2019, amounted to $72,028,810 and $305,844,122, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended December 31, 2019 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at December 31, 2019 are set forth in the Statement of Futures.

The following summarizes the average market value of derivatives outstanding during the period ended December 31, 2019:

Average Market Value ($)
Equity futures	22,160,932

At December 31, 2019, the cost of investments for federal income tax purposes was $849,547,930; accordingly, accumulated net unrealized appreciation on investments was $1,788,904,694, consisting of $1,848,034,638 gross unrealized appreciation and $59,129,944 gross unrealized depreciation.

NOTE 5—Pending Legal Matters:

The fund and many other entities have been named as defendants in numerous pending litigations as a result of their participation in the leveraged buyout transaction (“LBO”) of the Tribune Company (“Tribune”).

The State Law Cases: In 2008, approximately one year after the Tribune LBO concluded, Tribune filed for bankruptcy protection under Chapter 11 of the Bankruptcy Code (the “Code”). Beginning in June 2011, Tribune creditors filed complaints in various courts, alleging that the payments made to shareholders in the LBO were “fraudulent conveyances” under state and/or federal law, and that the shareholders must return the payments they received for their shares (collectively, “the state law cases”). The state law cases were consolidated for pre-trial proceedings in the United States District Court for the Southern District of New York, under the caption In re Tribune Company Fraudulent Conveyance Litigation (S.D.N.Y. Nos. 11-md-2296 and 12-mc-2296 (RJS) (“Tribune MDL”)). On September 23, 2013, the Court dismissed 50 cases, including at least one case in which the fund was a defendant. On September 30, 2013, plaintiffs

NOTES TO FINANCIAL STATEMENTS (continued)

appealed the District Court’s decision to the U.S. Court of Appeals for the Second Circuit. On March 29, 2016, the Second Circuit affirmed the dismissal on the ground that the plaintiffs’ claims were preempted by section 546(e) of the Code, which exempts qualified transfers that were made “by or to (or for the benefit of) . . . a financial institution.” The fund is a registered investment company, which the Code defines as a “financial institution.”

On September 9, 2016, Plaintiffs filed a petition for certiorari to the U.S. Supreme Court. During the pendency of the plaintiffs’ cert. petition, the Supreme Court ruled in another case, Merit Management Group, LP v. FTI Consulting, Inc. (“Merit Management”), that Section 546(e) does not exempt qualified transfers from avoidance that merely passed through “financial institutions,” though it does exempt “financial institutions” themselves, like the fund.

On May 15, 2018, in response to the Merit Management decision, the Second Circuit issued an Order in the State Law Cases that “the mandate in this case is recalled in anticipation of further panel review.”

On December 19, 2019, the Second Circuit issued an Amended and Corrected Opinion affirming dismissal of the constructive fraudulent transfer claims notwithstanding Merit Mgmt., because there is an alternate basis for finding that the payments are safe-harbored under Section 546(e); namely, that, with respect to LBO payments, the Tribune Company is itself a “financial institution” because it was the customer of Computershare – a trust company and bank that acted as Tribune’s agent – and because all payments were made in connection with a securities contract.

On January 2, 2020, plaintiffs petitioned the Second Circuit for rehearing and rehearing en banc on numerous grounds, including that the panel rendered its decision using an incorrect construction of Section 546(e), improperly considered evidence, and an insufficiently developed factual record. Second Circuit rules state that parties opposing a petition for rehearing and rehearing en banc are not permitted to file a response unless requested by the Court. As of January 24, 2020, the Second Circuit has not requested oppositions to plaintiffs’ motion.

The FitzSimons Litigation: On November 1, 2010, a case now styled, Mark S. Kirchner, as Litigation Trustee for the Tribune Litigation Trust v. FitzSimons, et al., S.D.N.Y. No. 12-cv-2652 (RJS) was filed (“the FitzSimons Litigation”). Among other things, the complaint sought recovery of alleged “fraudulent conveyances” from more than 5,000 Tribune shareholders (“Shareholder Defendants”), including the fund, that participated in the Tribune LBO. On May 23, 2014, the defendants filed a motion to dismiss, which the

Court granted on January 9, 2017. The plaintiff then sought leave to file an interlocutory appeal. On February 23, 2017, the Court entered an order stating that it would permit the plaintiff to file an interlocutory appeal after the Court decided other pending motions.

Effective November 1, 2018, Judge Denise Cote was assigned to the case when Judge Richard Sullivan was elevated to the Second Circuit.

On November 30, 2018, the Court issued an Opinion and Order resolving the remaining motions by dismissing most, but not all, of the claims asserted against the individual defendants.

In January 2019, various state law claims asserted against certain individual defendants were dismissed.

Between February and early April 2019, plaintiffs and certain defendants attempted to resolve the dispute through mediation, but ultimately decided to await the Second Circuit’s review of its May 29, 2016 decision before attempting to negotiate a settlement.

On April 4, 2019, plaintiff filed a motion to amend the FitzSimons complaint to add a claim for constructive fraudulent transfer from defendants subject to clawback under the Bankruptcy Code. On April 10, 2019, the affected defendants opposed the motion.

On April 23, 2019, Judge Cote denied plaintiff’s motion to amend the complaint to add a new constructive fraudulent transfer claim because such amendment would be futile and would result in substantial prejudice to the shareholder defendants given that the only claim against the shareholder defendants in FitzSimons has been dismissed for over two years, subject to appeal. Judge Cote considered the amendment futile on the ground that constructive fraudulent transfer claims are barred by the safe harbor provision of Section 546(e), which defines “financial institution” to include, in certain circumstances, the customers of traditional financial institutions, including Tribune.

On July 12, 2019, the Trustee filed a notice of appeal to the Second Circuit from the April 23, 2019, decision denying leave to amend the complaint to add constructive fraudulent transfer claims. On July 15, 2019, the Trustee filed a corrected notice of appeal to remedy technical errors with the notice filed on July 12, 2019. Briefing on these matters began in January 2020, and is expected to be completed and fully submitted to the Second Circuit by June 2020.

At this stage in the proceedings, management does not believe that a loss is probable and, in any event, is unable to reasonably estimate the possible loss that may result.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon Stock Index Fund, Inc. (formerly, Dreyfus Stock Index Fund, Inc.)

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Stock Index Fund, Inc. (the “Fund”) (formerly, Dreyfus Stock Index Fund, Inc.), including the statements of investments, investments in affiliated issuers and futures, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
February 10, 2020

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports 98.37% of the ordinary dividends paid during the fiscal year ended December 31, 2019 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in early 2020 of the percentage applicable to the preparation of their 2019 income tax returns. Also, the fund hereby reports $.0051 per share as a short-term capital gain distribution and $2.8272 per share as a long-term capital gain distribution paid on March 29, 2019.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (76)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 118

———————

Peggy C. Davis (76)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 43

———————

Gina D. France (61)

Board Member (2019)

Principal Occupation During Past 5 Years:

• Founder, President and Chief Executive Officer, France Strategic Partners, a strategy and advisory firm serving corporate clients across the United States (2003 –Present)

• Corporate Director and Trustee (2004 – Present)

Other Public Company Board Memberships During Past 5 Years:

• Huntington Bancshares, a bank holding company headquartered in Columbus, Ohio, Director (2016 – Present)

• Cedar Fair, L.P., a publicly-traded partnership that owns and operates amusement parks and hotels in the U.S. and Canada, Director (2011 – Present)

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2015 – Present)

• Baldwin Wallace University, Trustee (2013- Present)

• FirstMerit Corporation, a diversified financial services company, Director (2004 – 2016)

No. of Portfolios for which Board Member Serves: 29

———————

Joan Gulley (72)

Board Member (2017)

Principal Occupation During Past 5 Years:

• PNC Financial Services Group, Inc.(1993-2014), Executive Vice President and Chief Human Resources Officer and Executive Committee Member (2008-2014)

• Director, Nantucket Library (2015-Present)

No. of Portfolios for which Board Member Serves: 49

———————

Ehud Houminer (79)

Board Member (1993)

Principal Occupation During Past 5 Years:

• Board of Overseers at the Columbia Business School, Columbia University (1992-Present)

• Trustee, Ben Gurion University (2012-2018)

No. of Portfolios for which Board Member Serves: 49

———————

Robin A. Melvin (56)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Co-chairman, Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-Present); Board member (2013-Present)

No. of Portfolios for which Board Member Serves: 96

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

David P. Feldman, Emeritus Board Member
James F. Henry, Emeritus Board Member
Lynn Martin, Emeritus Board Member
Dr. Martin Peretz, Emeritus Board Member
Philip L. Toia, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

RENEE LAROCHE-MORRIS, President since May 2019.

President and a director of BNY Mellon Investment Adviser, Inc. since January 2018. She is an officer of 62 investment companies (comprised of 118 portfolios) managed by the Adviser. She is 48 years old and has been an employee of BNY Mellon since 2003.

JAMES WINDELS, Treasurer since September 2003.

Director- BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 61 years old and has been an employee of the Adviser since April 1985.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015; Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division from June 2005 to June 2015, and as Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 48 years old and has been an employee of the Adviser since June 2015.

DAVID DIPETRILLO, Vice President since May 2019.

Head of North America Product, BNY Mellon Investment Management since January 2018, Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; Head of US Retail Product and Channel Marketing, BNY Mellon Investment Management from January 2014 to December 2015. He is an officer of 62 investment companies (comprised of 118 portfolios) managed by the Adviser. He is 41 years old and has been an employee of BNY Mellon since 2005.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 53 years old and has been an employee of the Adviser since December 1996.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 to August 2015. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. She is 32 years old and has been an employee of the Adviser since October 2016.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018; Trustee Associate at BNY Mellon Trust Company (Ireland) Limited from August 2013 to February 2016. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. She is 29 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. She is 44 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since September 2003.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 54 years old and has been an employee of the Adviser since October 1990.

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 2004.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Managing Counsel of BNY Mellon since December 2019; Counsel of BNY Mellon from May 2016 to December 2019; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016 and Assistant General Counsel at RCS Advisory Services from July 2014 to November 2015. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. She is 34 years old and has been an employee of the Adviser since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager - BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager- BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 55 years old and has been an employee of the Adviser since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since September 2003.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust (63 investment companies, comprised of 141 portfolios). He is 62 years old and has served in various capacities with the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor. She is an officer of 56 investment companies (comprised of 134 portfolios) managed by the Adviser. She is 51 years old and has been an employee of the Distributor since 1997.

For More Information

BNY Mellon Stock Index Fund, Inc.

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Index Manager

Mellon Investment Corporation
BNY Mellon Center
One Boston Place
Boston, MA 02108-4408

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Telephone 1-800-258-4260 or 1-800-258-4261

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Institutional Services Department

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2020 BNY Mellon Securities Corporation 0763AR1219

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph DiMartino , a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $35,222 in 2018 and $36,338 in 2019.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $10,016 in 2018 and $9,982 in 2019.  These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2018 and $0 in 2019.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $4,482 in 2018 and $3,032 in 2019.  These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2018 and $0 in 2019.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $26 in 2018 and $30 in 2019.  These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were  $0 in 2018 and $0 in 2019.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $744,219 in 2018 and $605,259 in 2019.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.           Exhibits.

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)    Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Stock Index Fund, Inc.

By:       /s/ Renee LaRoche-Morris

            Renee LaRoche-Morris

            President (Principal Executive Officer)

Date:    February 10, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Renee LaRoche-Morris

            Renee LaRoche-Morris

            President (Principal Executive Officer)

Date:    February 10, 2020

By:       /s/ James Windels

            James Windels

            Treasurer (Principal Financial Officer)

Date:    February 7, 2020

EXHIBIT INDEX

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)